UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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PayPal Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

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Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 22, 2019. PAYPAL HOLDINGS, INC. PAYPAL HOLDINGS, INC. 2211 NORTH FIRST STREET SAN JOSE, CA 95131 Meeting Information Meeting Type: Annual Meeting For holders as of: March 29, 2019 Date: May 22, 2019 Time: 8:00 a.m. Pacific Time Location: Meeting exclusively online via live webcast-please visit www.virtualshareholdermeeting.com/PYPL19 The company will be hosting the meeting exclusively online via live webcast this year. To attend the meeting please visit www.virtualshareholdermeeting.com/PYPL19 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain E59974-P20625

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/PYPL19. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E59975-P20625

Voting Items The Board of Directors recommends that you vote “FOR” each of the director nominees below: Proposal 1 – Election of the 12 director nominees identi?ed in the proxy statement. Nominees: 1a. Rodney C. Adkins 1b. Wences Casares 1c. Jonathan Christodoro 1d. John J. Donahoe 1e. David W. Dorman 1f. Belinda J. Johnson 1g. Gail J. McGovern 1h. Deborah M. Messemer 1i. David M. Moffett 1j. Ann M. Sarnoff 1k. Daniel H. Schulman 1l. Frank D. Yeary The Board of Directors recommends a vote “FOR” proposals 2 and 3 below: Proposal 2 – Advisory vote to approve named executive of?cer compensation. Proposal 3 – Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2019. The Board of Directors recommends that you vote “AGAINST” proposals 4 and 5 below: Proposal 4 – Stockholder proposal regarding political disclosure. Proposal 5 – Stockholder proposal regarding human and indigenous peoples’ rights. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E59976-P20625

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